THE ADVISORS’ INNER CIRCLE FUND III

Fiera Capital Diversified Alternatives Fund (the “Fund”)

Supplement dated October 31, 2019 to

the Fund’s Summary Prospectus and Prospectus,

each dated March 1, 2019, as supplemented June 7, 2019

This supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus.

Larch Lane Partners LLC (“Larch Lane”) now serves as a sub-adviser to the Fund, and Mark A. Jurish, a portfolio manager of the Fund, is now employed by Larch Lane. Additionally, Mr. Jonathan Lewis and Dr. Iraj Kani, who are employees of Fiera Capital, Inc., the Fund’s investment adviser, now serve as portfolio managers for the Fund. Accordingly, the Summary Prospectus and Prospectus are hereby amended and supplemented as follows:

1.	The “Principal Investment Strategies” section of the Summary Prospectus, and the corresponding section of the Prospectus, is hereby deleted and replaced with the following:

Principal Investment Strategies

In pursuing the Fund’s investment objective, the Adviser employs a “multi-strategy” approach, whereby it manages portions of the Fund’s assets pursuant to various alternative investment strategies identified below through (i) direct implementation of one or more of the strategies, and, from time to time, investments in unregistered (i.e., hedge) funds that employ the strategies, with the assistance of Larch Lane Partners LLC (“Larch Lane”), a sub-adviser to the Fund and/or (ii) one or more other sub-advisers selected and monitored by the Adviser, with the assistance of Larch Lane, that employ the strategies. When allocating assets among strategies, the Adviser and Larch Lane generally use a proprietary “risk budgeting” process that assigns a risk allocation to each strategy based on, among other things, the volatilities and price relationships of each strategy’s holdings relative to other strategies.

The principal strategies that may be employed by the Fund include:

•	Global Macro: Global macro strategies may be long, short or neutral and seek to profit from movements in broad asset classes. Global macro strategies may utilize a fundamental approach (i.e., base investment decisions on an assessment of the valuation factors that drive asset class pricing), a “CTA” or technical approach (i.e., base investment decisions on a statistical analysis of past price and volume patterns), or a combination of both. The asset class universe traded for such strategies is typically within highly liquid and marketable securities.

•	Relative Value: Relative value strategies seek to profit from price differences between related assets. These strategies may have limited market exposure, or may be market neutral with respect to overall positioning. Relative value strategies may utilize a fundamental approach (i.e., based upon a qualitative assessment of value between assets or securities), a quantitative approach (e.g., systematically-driven equity market neutral strategies), or a combination of both.

•	Equity Trading: Equity-based strategies encompass a wide range of investment programs, and may include long-biased (strategies that are expected to have a consistent level of long market exposure over time), long/short (strategies that seek to profit from both increases and decreases in security prices), event driven (strategies which seek to take advantage of corporate events such as mergers, restructurings, spin-offs and others), sector-specialist (strategies which specialize in certain market sectors such as technology, financials, biotech, and others), and other strategies which seek to trade price discrepancies in stocks based upon their perceived value based on fundamental, technical, or other factors. Strategies may trade stocks globally, including within the emerging markets.

•	Tactical Trading: Tactical trading strategies seek to profit from trade opportunities that are not captured by the above categories. These strategies have market exposure that may vary among long, short and neutral (strategies that take long and short positions in order to hedge certain market risks). The investment approach is opportunistic and may utilize a variety of fundamental and quantitative inputs to make trading decisions, including the analysis of investor flows and behavior. Potential sources of return may be rooted in investor behavioral biases, mispricings inherent in market microstructure, and risk premia from factors such as growth, inflation, liquidity and tail risk.

The Fund principally invests in common stocks of domestic and foreign issuers of any market capitalization, investment grade fixed income securities of any maturity or duration (including money market instruments, such as money market funds), and derivatives (including futures contracts, options and foreign exchange futures). The Fund also may engage in short sales and invest in commodity-linked derivatives. The Fund may invest in derivatives to generate positive returns, for hedging or risk management purposes, to limit volatility and to provide exposure to an instrument without directly purchasing it.

The Fund may invest a substantial portion of its assets in cash and cash equivalents (including money market funds) in connection with its derivatives positions and short sales.

As of October 31, 2019, the Fund’s assets were allocated as follows:

Investment Adviser	Investment Strategy
Fiera Capital Inc.	Equity Trading
Mizuho Alternative Investments, LLC	Global Macro, Relative Value, Tactical Trading

Up to 10% of the Fund’s assets may be invested in unregistered (i.e., hedge) funds employing any of the strategies identified above. Due to its investment strategy, the Fund may buy and sell securities frequently.

2.	In the “Principal Risks” section of the Summary Prospectus, and the corresponding section of the Prospectus, the “Derivatives Risk” disclosure is hereby deleted and replaced with the following:

Derivatives Risk — The Fund’s use of futures contracts and options for all purposes, including speculative purposes, is subject to market risk, leverage risk, correlation risk and liquidity risk. In addition, the Fund’s use of derivatives for hedging purposes is subject to hedging risk. Market risk and leverage risk are described elsewhere in the section. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a derivative, sell other assets to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

3.	The following disclosure is hereby added to the “Principal Risks” section of the Summary Prospectus, and the corresponding section of the Prospectus:

Money Market Instruments Risk — The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Money market funds incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in money market funds will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the money market fund’s operating expenses, in addition to paying Fund expenses.

Cash Position Risk — If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

4.	The “Investment Adviser and Portfolio Managers” section of the Summary Prospectus, and the corresponding section of the Prospectus, is hereby deleted and replaced with the following:

Investment Adviser and Portfolio Managers

Fiera Capital Inc.

Jonathan Lewis, Chief Investment Officer of the Adviser, has managed the Fund since 2019.

Dr. Iraj Kani, Senior Vice President of Quantitative Strategies of the Adviser, has managed the Fund since 2019.

5.	The “Investment Sub-Adviser and Portfolio Manager” section of the Summary Prospectus, and the corresponding section of the Prospectus, is hereby deleted and replaced with the following:

Investment Sub-Advisers and Portfolio Managers

Larch Lane Partners LLC

Mark A. Jurish, Chief Investment Officer of Larch Lane, has served as a portfolio manager of the Fund in various capacities since its inception in 2014, including as a principal of Larch Lane since 2019.

Dr. Diego Orlanski, Chief Risk Officer of Larch Lane, has served as a portfolio manager of the Fund since 2019.

Mizuho Alternative Investments, LLC (“MAI”)

Kazuhiro Shimbo, Chief Investment Officer of MAI, has managed the portion of the assets of the Fund allocated to MAI since the Fund’s inception in 2014.

6.	Under the “More Information about the Fund’s Investment Objective and Principal Investment Strategies” heading of the Prospectus, the “Principal Investment Strategies” section is hereby deleted and replaced with the following:

Principal Investment Strategies

In pursuing the Fund’s investment objective, the Adviser employs a “multi-strategy” approach, whereby it manages portions of the Fund’s assets pursuant to various alternative investment strategies identified below through (i) direct implementation of one or more of the strategies, and, from time to time, investments in unregistered (i.e., hedge) funds that employ the strategies, with the assistance of Larch Lane Partners LLC (“Larch Lane”), a sub-adviser to the Fund and/or (ii) one or more other sub-advisers selected and monitored by the Adviser, with the assistance of Larch Lane, that employ the strategies. When allocating assets among strategies, the Adviser and Larch Lane generally use a proprietary “risk budgeting” process that assigns a risk allocation to each strategy based on, among other things, the volatilities and price relationships of each strategy’s holdings relative to other strategies.

The principal strategies that may be employed by the Fund include:

•	Global Macro: Global macro strategies may be long, short or neutral and seek to profit from movements in broad asset classes. Global macro strategies may utilize a fundamental approach (i.e., base investment decisions on an assessment of the valuation factors that drive asset class pricing, which include growth, inflation, monetary policy, and other macroeconomic variables), a “CTA” or technical approach (i.e., base investment decisions on a statistical analysis of past price and volume patterns), or a combination of both. Implementation of the strategy may be discretionary, systematic or a combination of both. A discretionary approach entails a process which is driven primarily by human decisions, while a systematic approach entails a strategy that is primarily implemented by a statistical and computer-based framework. The trading frequency or time frame of holding periods may vary from short-term (days or weeks) to long-term (multiple months). The asset class universe traded for such strategies is typically within highly liquid and marketable securities across global equity, fixed income, foreign exchange, and commodity markets.

•	Relative Value: Relative value strategies seek to profit from price differences between related assets. These strategies may have limited market exposure, or may be market neutral with respect to overall positioning. Relative value strategies may utilize a fundamental approach (i.e., based upon a qualitative assessment of value between assets or securities), a quantitative approach (e.g., systematically-driven equity market neutral strategies), or a combination of both. Implementation of the strategy may be discretionary, systematic or a combination of both. Asset classes traded within relative value strategies may include equity and/or fixed income securities from the same or different issuers, government bonds, foreign exchange, and commodities.

•	Equity Trading: Equity-based strategies encompass a wide range of investment programs, and may include long-biased (strategies that are expected to have a consistent level of long market exposure over time), long/short (strategies that seek to profit from both increases and decreases in security prices), event driven (strategies which seek to take advantage of corporate events such as mergers, restructurings, spin-offs and others), sector-specialist (strategies which specialize in certain market sectors such as technology, financials, biotech, and others), and other strategies which seek to trade price discrepancies in stocks based upon their perceived value based on fundamental, technical, or other factors. These strategies typically carry a long exposure to the overall stock market. Implementation of the strategy may be discretionary, systematic or a combination of both. Strategies may trade stocks globally, including within the emerging markets.

•	Tactical Trading: Tactical trading strategies seek to profit from trade opportunities that are not captured by the above categories. These strategies have market exposure that may vary among long, short and neutral (strategies that take long and short positions in order to hedge certain market risks). The investment approach is opportunistic and may utilize a variety of fundamental and quantitative inputs to make trading decisions, including the analysis of investor flows and behavior. Potential sources of return may be rooted in investor behavioral biases, mispricings inherent in market microstructure, and risk premia from factors such as growth, inflation, liquidity and tail risk. Trading frequency or time frame of holding periods tends to be relatively short-term (days to several weeks). The asset class universe traded for such strategies is typically within highly liquid and marketable securities across global equity, fixed income, foreign exchange, and commodity markets.

The Fund principally invests in common stocks of domestic and foreign issuers of any market capitalization, investment grade fixed income securities of any maturity or duration (including money market instruments, such as money market funds), and derivatives (including futures contracts, options and foreign exchange futures). The Fund also may engage in short sales and invest in commodity-linked derivatives. The Fund may invest in derivatives to generate positive returns, for hedging or risk management purposes, to limit volatility and to provide exposure to an instrument without directly purchasing it.

The Fund may invest a substantial portion of its assets in cash and cash equivalents (including money market funds) in connection with its derivatives positions and short sales.

Up to 10% of the Fund’s assets may be invested in unregistered (i.e., hedge) funds employing any of the strategies identified above. Due to its investment strategy, the Fund may buy and sell securities frequently.

The investments and strategies described in this Prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments or other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity to pursue its investment objective.

This Prospectus describes the Fund’s principal investment strategies and risks, and the Fund will normally invest in the types of securities and other investments described in this Prospectus. In addition to the securities and other investments and strategies described in this Prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in the SAI (for information on how to obtain a copy of the SAI see the back cover of this Prospectus). Of course, there is no guarantee that the Fund will achieve its investment objective.

7.	In the “More Information about Risk” section of the Prospectus, the “Derivatives Risk” disclosure is hereby deleted and replaced with the following:

Derivatives Risk — The Fund’s use of futures contracts and options is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, some derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

8.	The following disclosure is hereby added to the “More Information about Risk” section of the Prospectus:

Money Market Instruments Risk — The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds. Money market funds incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in money market funds will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the money market fund’s operating expenses, in addition to paying Fund expenses.

Cash Position Risk — If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

9.	The second paragraph of the “Investment Adviser and Portfolio Managers” section of the Prospectus is hereby deleted and replaced with the following:

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. Larch Lane makes recommendations to the Adviser with respect to the portion of the Fund’s assets managed by the Adviser directly, and hiring and terminating the Fund’s other sub-adviser(s). The Adviser, with the assistance of Larch Lane, oversees such other sub-adviser(s) for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors the sub-adviser(s) for adherence to the sub-adviser(s) investment style(s). The Board supervises the Adviser and the sub-adviser(s) and establishes policies that the Adviser and the sub-adviser(s) must follow in their management activities.

10.	The disclosure under the “Portfolio Managers” heading in the “Investment Adviser and Portfolio Managers” section of the Prospectus is hereby deleted and replaced with the following:

Jonathan Lewis, Chief Investment Officer of the Adviser, has managed the Fund since 2019. Mr. Lewis joined the Adviser when the Adviser acquired Samson Capital Advisors LLC (“Samson Capital”) in 2015. Mr. Lewis was the Managing Principal and Chief Investment Officer of Samson Capital, which he co-founded in 2004. Prior to co-founding Samson Capital, Mr. Lewis was the Chief Fixed Income Strategist and Portfolio Manager at OFFIT Investment Group (formerly OFFITBANK) from 1999 to 2004, a Portfolio Manager, Vice President and Head of Fixed Income at Skandia Asset Management from 1988 to 1999, and a money market trader at Dean Witter Reynolds from 1986 to 1988. Mr. Lewis is a Phi Beta Kappa graduate of the University of North Carolina at Chapel Hill. He received his MA from New York University Graduate School of Arts and Sciences and his MBA from the Columbia University Graduate School of Business.

Dr. Iraj Kani, Senior Vice President of Quantitative Strategies of the Adviser, has managed the Fund since 2019. Dr. Kani joined the Adviser when the Adviser acquired Samson Capital in 2015. Dr. Kani was a Principal and Quantitative Strategist of Samson Capital. Prior to joining Samson Capital, Dr. Kani was the Vice President of the Quantitative Strategies Group at Goldman Sachs from 1991 to 1998, where he was the senior modeler for the equity derivatives division. Before joining Goldman Sachs, Dr. Kani was a member of quantitative modeling in the Fixed Income Derivatives Trading group at Bankers Trust. Prior to Bankers Trust, Dr. Kani was a research fellow at Harvard University. Dr. Kani currently serves as an Adjunct Associate Professor of Financial Engineering in the Department of Industrial Engineering and Operations Research at Columbia University, and as a fellow of Financial Mathematics at the Courant Institute of New York University. Dr. Kani received his BS in both Mathematics and Physics and his MS in Mathematics from the University of Minnesota, his MS in Particle Physics from the University of Michigan and his PhD in Theoretical Particle Physics from the University of Oxford.

11.	The “Investment Sub-Adviser and Portfolio Manager” section of the Prospectus is hereby deleted and replaced with the following:

Investment Sub-Advisers and Portfolio Managers

Larch Lane Partners LLC, located at 135 East 57th Street, 14th Floor, New York, New York 10022, serves as investment sub-adviser to the Fund. As of September 30, 2019, Larch Lane had approximately $178 million in assets under management.

A discussion regarding the basis of the Board’s approval of the investment sub-advisory agreement between the Adviser and Larch Lane will be available in the Fund’s Annual Report to Shareholders dated October 31, 2019, which will cover the period from November 1, 2018 to October 31, 2019.

Portfolio Manager:

Mark A. Jurish, Chief Investment Officer of Larch Lane, has served as a portfolio manager of the Fund in various capacities since its inception in 2014, including as a principal of Larch Lane since 2019. Prior to co-founding Larch Lane in 2019, Mr. Jurish served as Executive Vice President, Head of Hedge Fund Investing and Seeding Strategies at the Adviser, which he joined when the Adviser acquired a majority of the assets of Larch Lane Advisors LLC (“Larch Lane Advisors”) in 2016. Mr. Jurish was the CEO/CIO and a Partner of Larch Lane Advisors, which he founded in December 1999, and served as the Chief Executive Officer and a member of Larch Lane Advisors’ investment committee. Prior to forming Larch Lane Advisors in 1999, Mr. Jurish was Managing Director at Paloma Partners (“Paloma”), a firm that he joined in 1988. At Paloma, Mr. Jurish was primarily responsible for evaluating, selecting and monitoring suitable investments for various Paloma trading entities, as well as creating and structuring new products. His duties included the creation and management of the fund that formed the basis for Larch Lane’s flagship fund – Larch Lane Absolute Return. From 1986 to 1988, Mr. Jurish was employed at Skadden, Arps, Slate, Meagher and Flom as a specialist in financial investment modeling and management consulting. Mr. Jurish began his financial career in 1984 at Arthur Young & Company (a predecessor of Ernst & Young), an international accounting and consulting firm. Previously, he served as an Independent Trustee of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, on the Best Practices Committee of the Greenwich Roundtable and on the Board of Directors for the Managed Funds Association. Mr. Jurish received his BA from State University of New York at Albany and his MBA in Finance from the New York University Leonard Stern School of Business.

Dr. Diego Orlanski, Chief Risk Officer of Larch Lane, has served as a portfolio manager of the Fund since 2019. Prior to co-founding Larch Lane in 2019, Dr. Orlanski was a Principal and Director of Risk Management at Seagul Capital L.P., a firm that managed long-short equity strategies and tail-risk hedging programs, from 2007 to 2019, and a Managing Director and Director of Risk Management of Larch Lane Advisors from 2002 to 2007. While at Larch Lane Advisors, Dr. Orlanski was actively involved in the management of the firm’s fund-of-hedge funds strategies, focusing on strategy allocations; manager due diligence, selection and monitoring; and portfolio level risk management and optimization. He also helped determine, negotiate and monitor risk programs for start-up hedge funds. From 1993 to 2002, Dr. Orlanski was a co-founder of an emerging market, multi-strategy hedge fund, concentrating on risk management and portfolio optimization. Prior to that, he was a derivative trader and structurer at Bankers Trust Company. Dr. Orlanski has a BA from Princeton University, a PhD from Columbia Business School and is currently pursuing an MSL from Fordham University School of Law.

Mizuho Alternative Investments, LLC, located at 757 Third Avenue, 8th Floor, New York, New York 10017, serves as investment sub-adviser to a portion of the Fund’s assets. As of December 31, 2018, MAI had assets under management of approximately $1.1 billion on a discretionary basis and approximately $4.8 billion on a non-discretionary basis, including a $4.7 billion collateralized loan obligation portfolio of MAI’s parent company.

A discussion regarding the basis of the Board’s approval of the investment sub-advisory agreement between the Adviser and MAI is available in the Fund’s Annual Report to Shareholders dated October 31, 2018, which covers the period from November 1, 2017 to October 31, 2018.

Portfolio Manager:

Kazuhiro Shimbo, Chief Investment Officer, has managed the portion of the assets of the Fund allocated to MAI since the Fund’s inception in 2014. Dr. Shimbo manages MAI’s quantitative investment team, which includes professionals in research, portfolio and risk management, and trading. Dr. Shimbo joined MAI at its inception in 2007 as the Head of Risk Management. Prior to joining MAI, Dr. Shimbo was employed at the Industrial Bank of Japan (“IBJ”) for over seven years. For the last three years of his tenure at IBJ, Dr. Shimbo served as the Quantitative Researcher and then the Portfolio Manager at its derivatives market making desk. Dr. Shimbo earned his Ph.D. in Applied Probability from Cornell University. He also holds a M.S. from the University of London and a B.S. from Kyoto University in Japan.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of Fund shares.

Please retain this supplement for future reference

RLL-SK-012-0100

THE ADVISORS’ INNER CIRCLE FUND III

Fiera Capital Diversified Alternatives Fund (the “Fund”)

Supplement dated October 31, 2019

to the Fund’s Statement of Additional Information,

dated March 1, 2019, as supplemented May 29, 2019 and June 7, 2019 (the “SAI”)

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Larch Lane Partners LLC (“Larch Lane”) now serves as a sub-adviser to the Fund, and Mark A. Jurish, a portfolio manager of the Fund, is now employed by Larch Lane. Additionally, Mr. Jonathan Lewis and Dr. Iraj Kani, who are employees of Fiera Capital, Inc., the Fund’s investment adviser, now serve as portfolio managers for the Fund. Accordingly, the SAI is hereby amended and supplemented as follows:

1.	The second paragraph under the “Manager of Managers Structure” heading in the “The Adviser and the Sub-Adviser(s)” section of the SAI is hereby deleted and replaced with the following:

An affiliate of Mizuho Alternative Investments, LLC (“MAI”), a sub-adviser, provided seed capital to the Fund, and such seeding resulted in MAI being an Affiliated Sub-Adviser. Such seeding, and the MAI affiliate’s continued significant investment in the Fund, also raises a potential conflict of interest with respect to the decisions of the Adviser and Larch Lane Partners LLC (“Larch Lane”) to allocate Fund assets to, retain and/or terminate MAI. The Adviser and Larch Lane believe that these conflicts are mitigated because: (i) the Adviser, Larch Lane and MAI have agreed that MAI will be subject to the same retention, monitoring and oversight standards as any other Fund sub-adviser; (ii) the seed investment was not subject to any conditions relating to the Fund’s initial or continued asset allocation to MAI; and (iii) initial approval of the MAI sub-advisory agreement (and any other sub-advisory agreements) and the agreement’s continuation beyond a two-year term remain, by law, subject to the separate review and approval by the Board, including its independent Trustees, and the Board expects to subject its review and consideration of the MAI sub-advisory agreement to at least the same standards it applies to its review and consideration of the sub-advisory agreement of any other Fund sub-adviser.

2.	The disclosure under the “Advisory and Sub-Advisory Agreements” heading in the “The Adviser and the Sub-Adviser(s)” section of the SAI is hereby deleted and replaced with the following:

Advisory and Sub-Advisory Agreements. The Trust and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser oversees the investment advisory services provided to the Fund and may directly manage a portion of the Fund’s assets. Pursuant to one or more separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with the Adviser, and under the supervision of the Adviser and the Board, one or more sub-advisers are responsible for the day-to-day investment management of all or a distinct portion of the assets of the Fund, and Larch Lane is responsible for making recommendations to the Adviser with respect to the portion of the Fund’s assets managed by the Adviser directly, and hiring and terminating the Fund’s other sub-advisers. Each sub-adviser is responsible for managing employees of the sub-adviser who provide services to the Fund.

After its initial two-year term, the continuance of each Investment Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Fund or, by the Adviser, on not less than 30 days’ nor more than 60 days’ written notice to the Trust. The MAI Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or by a majority of the outstanding voting securities of the Fund, by the Adviser on not less than 30 days’ nor more than 60 days’ written notice to MAI, or by MAI on not less than 90 days’ written notice to the Adviser. The Larch Lane Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or by a majority of the outstanding voting securities of the Fund, by the Adviser on not less than 30 days’ nor more than 60 days’ written notice to Larch Lane, or by Larch Lane on not less than 30 days’ nor more than 60 days’ written notice to the Adviser.

3.	The following disclosure is hereby added to “The Adviser and the Sub-Adviser(s)” section of the SAI:

Larch Lane.

Larch Lane Partners LLC. Larch Lane, a Delaware limited liability company, located at 135 East 57th Street, 14th Floor, New York, New York 10022, serves as investment sub-adviser to the Fund. Larch Lane is 100% employee owned. As of September 30, 2019, Larch Lane had approximately $178 million in assets under management.

4.	The disclosure under the “The Adviser” heading in the “The Portfolio Managers” section of the SAI is hereby deleted and replaced with the following:

The Adviser.

Compensation. The portfolio managers, Jonathan Lewis and Dr. Iraj Kani, each receive a combination of a fixed salary and a bonus. The bonus paid to eligible portfolio managers for any year may be tied, in part, to the performance of the Fund or any other fund managed by the Adviser during such year as compared to the performance of the HFRX Global Hedge Fund Index or another index or indices deemed relevant by the senior management of the Adviser. The amount of salary and bonus paid to the eligible portfolio managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, client interactions and teamwork support. As part of their compensation, the portfolio managers also have 401(k) plans that enable them to direct a percentage of their pre-tax salary and bonus (matched up to 4% by the Adviser) into a tax-qualified retirement plan and may also be eligible to participate in revenue-sharing plans with the Adviser.

Fund Shares Owned by Portfolio Managers. The Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

2

Name	Dollar Range of Fund Shares[1]
Fiera Capital Inc.
Jonathan Lewis	None
Dr. Iraj Kani	None

[1]	Valuation date is September 30, 2019.

Other Accounts. In addition to the Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. None of these accounts are subject to a performance-based advisory fee. The information below is provided as of September 30, 2019.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in Millions)
Jonathan Lewis	1	$26.5	0	$0	108	$1,119
Dr. Iraj Kani	1	$26.5	0	$0	103	$109

Conflicts of Interest. A potential conflict of interest may arise as a result of the Adviser’s portfolio managers’ management of the Fund and other accounts managed by the portfolio managers (“Other Accounts”), which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Fund. This conflict of interest may be exacerbated to the extent that the Adviser or its portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts (many of which receive a base and incentive fee) than from the Fund. Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each account based on its investment objectives and related restrictions and the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the Adviser’s portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given its structure, investment objectives and related restrictions.

5.	The following disclosure is hereby added to the “The Portfolio Managers” section of the SAI:

3

Larch Lane.

Compensation. The portfolio managers, Mark Jurish and Dr. Diego Orlanski, do not receive a fixed salary or bonus. Their compensation will be a share of the net profits earned by Larch Lane after taking into account the management fees earned and expenses incurred by Larch Lane.

Fund Shares Owned by Portfolio Managers. The Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name	Dollar Range of Fund Shares[1]
Larch Lane
Mark Jurish	None
Dr. Diego Orlanski	None

[1]	Valuation date is September 30, 2019.

Other Accounts. In addition to the Fund, the portfolio managers may also be responsible for the management of certain other accounts, as indicated by the following table. None of these accounts are subject to a performance-based advisory fee. The information below is provided as of September 30, 2019.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets
Mark Jurish	0	$0	2	$125.8	0	$0
Dr. Diego Orlanski	0	$0	2	$125.8	0	$0

Conflicts of Interest. Each portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with the portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. In addition, it is also possible that a potential conflict of interest may arise because a portfolio manager manages an account with a performance-based management fee in addition to the Fund and other accounts without a performance-based fee. However, Larch Lane has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Please retain this supplement for future reference

RLL-SK-013-0100

4